UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 14, 2005

                               CALPINE CORPORATION

                            (A Delaware Corporation)

                        Commission file number: 001-12079

                  I.R.S. Employer Identification No. 77-0212977

                           50 West San Fernando Street
                           San Jose, California 95113
                            Telephone: (408) 995-5115

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On September 14, 2005, the Board of Directors of Calpine Corporation (the "Company") approved an amendment to the Company's 1996 Stock Incentive Plan, as amended (the "Stock Incentive Plan"). The amendment provides that all options held by a member of the Board of Directors who has completed at least three years of service on the Board of Directors will become fully vested upon such director's termination of service on the Board of Directors and will remain exercisable for the full term of the option.

     As described in Item 5.02(d) below, on September 19, 2005, Walter L. Revell and William J. Keese were elected to the Company's Board of Directors. Upon their election, Messrs. Revell and Keese each received a stock option grant under the Stock Incentive Plan exercisable for 50,000 shares of the Company's common stock. Subject to the amendment described above, each option will vest in a series of four successive equal annual installments upon the optionee's completion of each year of Board service over the four-year period measured from the option grant date.


ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

     (b) On September 14, 2005, Jeffrey E. Garten retired as a member of the Company's Board of Directors. On the same day, John O. Wilson, also a member of the Board of Directors, informed the Board that he plans to retire from the Board of Directors later this year.

     (d) Effective on September 19, 2005, the Board of Directors unanimously elected two new members: Walter L. Revell, Chairman and Chief Executive Officer of Revell Investments International, Inc., and William J. Keese, former Chairman of the California Energy Commission. Mr. Revell has been named to the Audit and Compensation Committees of the Board, and Mr. Keese has been named to the Nominating and Governance Committee of the Board. There are no arrangements or understandings between Messrs. Revell or Keese and any other persons pursuant to which either was selected as a director, and there are no reportable transactions under Item 404(a) of Regulation S-K.

     A copy of the press release announcing the retirement of Messrs. Garten and Wilson, and the election of Messrs. Revell and Keese, is filed as Exhibit 99.1 to this Report.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

    99.1 Press Release dated September 20, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CALPINE CORPORATION




                                  By:  /s/ Robert D. Kelly
                                       ------------------------------------
                                       Robert D. Kelly
                                       Executive Vice President and
                                       Chief Financial Officer

Date: September 20, 2005

                                  EXHIBIT INDEX




                     Exhibit            Description
                     -------   --------------------------------------
                     99.1      Press release dated September 20, 2005


================================================================================

EXHIBIT 99.1


NEWS RELEASE                                            CONTACTS: (408) 995-5115
                                   Media Relations:  Katherine Potter, Ext. 1168
                                    Investor Relations:  Karen Bunton, Ext. 1121


                   William J. Keese and Walter L. Revell Join
                          Calpine's Board of Directors

     (SAN JOSE, Calif.) /PR Newswire - First Call/ September 20, 2005 - The Calpine Corporation [NYSE:CPN] Board of Directors has named two new independent directors: William J. Keese, former Chairman of the California Energy Commission, and Walter L. Revell, Chairman and Chief Executive Officer of Revell Investments International, Inc. Keese and Revell are replacing two distinguished directors, Jeffrey E. Garten, who retired September 14, and John O. Wilson, who plans to retire later this year. Calpine Director Gerald Greenwald has been appointed Chair of Calpine's Compensation Committee, replacing Garten, and Director Susan Wang will serve as Chair of Calpine's Audit Committee upon Wilson's retirement.

     "We are honored to have Bill Keese and Walter Revell join Calpine's Board of Directors," said Calpine Chairman, President and Chief Executive Officer Peter Cartwright. "Together they bring to Calpine extensive experience and service in the energy, government and private sectors. Their commitment to excellence and diverse public policy and management leadership will strengthen our Board and further enhance Calpine's core operating strengths and corporate culture."

     Keese brings to Calpine more than 25 years of experience in the energy industry, most recently serving as Chairman of the California Energy Commission
(CEC). During his eight-year tenure with the CEC, Keese was Chair of the National Association of State Energy Officials and the Western Interstate Energy Board. Prior to his distinguished career at the CEC, he served as a California public affairs advocate and consultant, representing energy and professional clients. He currently is a California Representative to, and Co-Chair of, the Western Governors' Association Clean and Diversified Energy Advisory Committee and the Board of the Alliance to Save Energy. Keese earned his Juris Doctorate at Loyola University, Los Angeles and is a member of the American, California and Sacramento Bar Associations.

     Chairman and Chief Executive Officer of Revell Investments International, Inc., an investment, development and management company, Revell has enjoyed a successful career in the public and private sectors. Prior to founding Revell Investments in 1984, he was Chairman and Chief Executive Officer of H. J. Ross Associates, an engineering services company. He has served in a variety of senior management positions in leading engineering, telecommunications and real estate firms. During Revell's years of public service in Florida, he served as Secretary of Transportation and as Vice Chairman of the Public Facilities Financing Commission. He chaired the Florida Energy 2020 Study Commission, and the Florida and Greater Miami Chambers of Commerce. Revell earned a Bachelor of Science degree from Florida State University.

     Calpine Chairman, Chief Executive Officer and President Peter Cartwright stated, "Jeff Garten and John Wilson have helped guide Calpine during our company's transition from a small, power plant developer, to a 27,000-megawatt North American power company, active in every major North American power market. Their contributions over the past eight years have helped create a collaborative and independent Board. We wish them every success in their new ventures."

     Garten and Wilson joined Calpine's Board in 1997, shortly after the company's initial public offering. Their counsel, leadership and wide-ranging contributions have gone well beyond their highly regarded careers in academia, finance and government service. Garten is retiring to pursue a new business venture and to devote more time to his new teaching responsibilities at Yale. Wilson plans to devote his time to academia and will continue to serve as a faculty member of the University of California at Berkeley.

About Calpine

     A  major  power  company,   Calpine  Corporation   supplies  customers  and
communities with electricity from clean, efficient, natural gas-fired and geothermal power plants. Calpine owns, leases and operates integrated systems of plants in 21 U.S. states and in three Canadian provinces. Its customized products and services include wholesale and retail electricity, natural gas, gas turbine components and services, energy management, and a wide range of power plant engineering, construction and operations services. Calpine was founded in 1984. It is included in the S&P 500 Index and is publicly traded on the New York Stock Exchange under the symbol CPN. For more information, visit http://www.calpine.com.